================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                      October 14, 2005 (September 1, 2005)

                             CityFed Financial Corp.
             (Exact name of registrant as specified in its charter)

           Delaware                      0-13311                  22-2527684
(State or other jurisdiction of      (Commission File           (IRS Employer
incorporation or organization)           Number)             Identification No.)


                        PO Box 3126, Nantucket, MA 02584
               (Address of principal executive offices) (Zip Code)

                          (508) 228-2366 (Registrant's
                     telephone number, including area code)

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                                               Page 1 of 3 Pages
                                     There is no Exhibit Index in this document.
================================================================================

Item 1.01 Entry into a Material Definitive Agreement

CityFed Financial Corp. ("CityFed") has entered into an Agreement (the "Agreement") between CityFed, CFF Services Corp. ("Services"), Peter R. Kellogg, John Kean and John W. Atherton, Jr. (the "Noteholders") and Stephen L. Ranzini to amend the terms of the Shareholder Notes ("Notes") (see the 8-K filed on December 22, 2003 covering the issuance of the Notes) and to take certain other actions described below. The Agreement is included as an Exhibit to this 8-K.

The Agreement calls for the maturity of the notes to be extended from May 31, 2007 to December 31, 2007. CityFed agreed to pledge the stock of CFF Services Corp. as collateral for payment of the notes. The parties have agreed that CityFed and Services will be run as separate entities, and the assets, income and expenses of Services will be run for the benefit of the Noteholders in the event the Noteholders foreclose on the pledge (subject to the claims of creditors of Services in the ordinary course). Thus the Noteholders have agreed to look solely to the assets of Services for payment at maturity of the notes. The assets of CityFed, other than its investment in Services, at May 31, 2005 were approximately $431,000 and will not be available, including any earnings that accrue to CityFed from those assets, to meet the payment on the notes at maturity.

The Noteholders have given a proxy (see Exhibits) to Stephen L. Ranzini for all shares they own of CityFed. The proxies expire on September 30, 2006.

CityFed will pay $50,000 annually for five years to Services which will provide management and administrative support for CityFed.

CityFed will develop a plan for the reorganization of its capital structure.

Item 1.01 Exhibits

                                  EXHIBIT INDEX


10.1   Agreement
10.2   Proxy of Peter R. Kellogg
10.3   Proxy of John Kean
10.4   Proxy of John W. Atherton, Jr.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CITYFED FINANCIAL CORP.

                                      By: /s/ John W. Atherton, Jr.
                                          --------------------------------
                                          John W. Atherton, Jr.
                                          President, Chief Executive Officer
                                          and Treasurer (Principal Executive
                                          and Financial Officer)


Date: October 14, 2005